SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

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                                 FORM 8-K

                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):

                       August 9, 2002 (August 9, 2002)




                            Thomas Nelson, Inc.
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              (Exact Name of Registrant as Specified in Charter)

       Tennessee                  0-4095                    62-0679364
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    (State or other        (Commission File Number)       (I.R.S. Employer
    Jurisdiction of                                       Identification No.)
    Incorporation)





                         501 Nelson Place
                       Nashville, Tennessee           37214-1000
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             (Address of Principal Executive Offices)  (Zip Code)



       Registrant's telephone number, including area code:  615/889-9000



Item 4.  Changes in Registrant's Independent Accountants.

     On August 9, 2002, Thomas Nelson, Inc. (the "Company") announced that it has engaged the services of KPMG LLP ("KPMG"), effective immediately, as its new independent auditors for its fiscal year ending March 31, 2003. The Audit Committee of the Board of Directors of the Company authorized the engagement of KPMG. Arthur Andersen LLP ("Arthur Andersen") is not available to continue as the Company's independent accountants.

     Arthur Andersen's reports on the company's consolidated financial statements for each of the fiscal years ended March 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended March 31, 2002 and 2001, and the subsequent interim period through the date hereof, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in item 304(a)(1)(v) of Regulation S-K.

     During the two most recent fiscal years ended March 31, 2002 and 2001 and the subsequent interim period through June 30, 2002, the company did not consult with KPMG regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 9.  Regulation FD Disclosure.

     Thomas Nelson also announced today that its earnings release is scheduled for Wednesday, August 14, 2002 prior to market opening.

     Thomas Nelson, Inc. will also host a conference call related to the earnings release at 1:30 CST on Wednesday, August 14 2002. Individuals may listen to the call by dialing (719) 457-2727. The confirmation number for the call is 649643. The live broadcast of Thomas Nelson's quarterly conference call will be available online by going to www.thomasnelson.com and clicking on the link to News and at www.streetevents.com. The online replay will follow shortly after the call and continue through August 22, 2002.



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THOMAS NELSON, INC.


                                         By:   /s/ Joe L. Powers
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                                            Name:  Joe L. Powers
                                           Title:  Executive Vice President


Date:  August 9, 2002
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